Slade's Ferry Bank

Pleasantly different.

2006 KBW Honor Roll

Forward Looking Statement

Slade's Ferry Bank
Pleasantly different.

Statements made in this presentation, including in response to questions, which are not historical facts are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements about the future business prospects and outlook for Slade's Ferry Bancorp, and the future operating results of Slade's Ferry Bancorp. These forward-looking statements are based on management's current expectations and as such, are subject to risks and uncertainties which could case actual results to differ materially from those currently anticipated due to a number of factors, which could include, but are not limited to, changes in the national economy and in the economy in Slade's market areas, changes in business conditions, including, for example, changes in interest rates, regulatory changes, and the other factors discussed in Slade's filings on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission from time to time. Except as required by law, Slade's does not undertake any obligation to update or revise forward looking statements to reflect events or circumstances after the date of this investor presentation.

Where we are…

Slade's Ferry Bank
Pleasantly different.


Slade's Ferry Bank
Pleasantly different.
Cape Cod Bay
Buzzards Bay
Main Office
Fairhaven Branch
Linden Street, Fall River
Seekonk

Mission / Vision

Slade's Ferry Bank
Pleasantly different.

Slade's Ferry Bank is…

a community bank that delivers a level of service that exceeds expectations because employees deliver an outstanding experience to every customer every time.

2005 Financial Summary

Slade's Ferry Bank
Pleasantly different.

- Net Income $4.0 million
  Up 11.1% over 2004
- Assets $585.9 million
  Up 6.6% over 2004
- Total gross loans $414.3 million
  Up 12.9% over 2004
- Deposits $415.8 million
  Up 4.0% over 2004

Income
($ in millions)

Slade's Ferry Bank
Pleasantly different.



+ 48.0 %
2003 - 2005
+ 11.1 %
2004 - 2005
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.7
$3.6
$4.0
2003
2004
2005

Total Assets

($ in millions)

Slade's Ferry Bank
Pleasantly different.


+ 33.0%
2003 - 2005
+ 6.6 %
2004 - 2005
$439.2
$549.4
$585.9
$600
$500
$400
$300
$200
$100
$0
2003
2004
2005

Total Assets

Slade's Ferry Bank
Pleasantly different.


BIGGEST ASSET GAINERS
Largest 1-year asset gains among the largest 50 Mass. banks
2003
2004
Percent change
Slades Ferry Trust Co.
$436M
$542.6M
24.4%
Boston Private Bank & Trust Co.
$1.53B
$1.88B
22.8%
Wainwright Bank & Trust Co.
$625.1M
$759.9M
21.5%
Investors Bank & Trust Co.
$9.2B
$11.1B
21%
South Shore Savings Bank
$743.2M
$898.7M
20.9%
Source: BBJ research

- Boston Business Journal
- Largest 1 year Asset gains among MA largest 50 banks
- 24.4% increase in 2004
- 6.6% increase in 2005

Total Gross Loans

($ in millions)



Slade's Ferry Bank
Pleasantly different.
+ 23.3 %
2003 - 2005
+ 12.9 %
2004 - 2005
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$336.1
$366.8
$414.3
2003
2004
2005

Commercial Loan Originations

($ in millions)

Slade's Ferry Bank
Pleasantly different.



+ 61.3 %
2003 - 2005
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$62
$90
$100
2003
2004
2005

Average Commercial Loan Size
($ in thousands)

Slade's Ferry Bank
Pleasantly different.



+ 99.2 %
2003 - 2005
$600
$500
$400
$300
$200
$100
$0
$253
$410
$504
2003
2004
2005

<u>Total Gross Loans</u>

Slade's Ferry Bank
Pleasantly different.



Comm'l RE
55%
Resident.
26%
Constr.
3%
HELOC
5%
C & I
10%
Consumer
1%

2003



Resident.
29%
Constr.
5%
HELOC
4%
C & I
10%
Consumer
1%
Comm'l
RE
51%

2005

Asset Quality
($ in thousands)

Slade's Ferry Bank
Pleasantly different.

	2003	2005
Total Non Performing Loans	$407	$906
NPLs / Total Loans	12 BP	22 BP
NPAs / Total Assets	14 BP	15 BP

BP = Basis Points

Total Deposits
($ in millions)

Slade's Ferry Bank
Pleasantly different.



+ 24.8 %
2003 - 2005
+ 4.0 %
2004 - 2005
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$333.1
$399.9
$415.8
2003
2004
2005

Total Deposits

(Based on Average Balances)

Slade's Ferry Bank
Pleasantly different.


Money Market
7%
Savings
20%
Time
40%
NOW
11%
Demand
22%

2003


Money
Market
8%
Savings
23%
Time
37%
NOW
12%
Demand
20%

2005

Financial Ratios

Slade's Ferry Bank
Pleasantly different.

	2003	2005
Earnings per Share		
(Assuming Dilution)	$0.67	$0.97
Efficiency Ratio	75.6%	68.6%
Net Interest Margin	3.90%	3.39%

Diluted Earnings Per Share
($ in millions)

Slade's Ferry Bank
Pleasantly different.


+ 44.8 %
2003 - 2005
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.67
$0.88
$0.97
2003
2004
2005

Massachusetts Banks Net Interest Margin 1993-2005

Slade's Ferry Bank
Pleasantly different.



3.51%
2.35%
3.50%
3.30%
3.10%
2.90%
2.70%
2.50%
2.30%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Massachusetts Banks Net Interest Margin 1993-2005

Slade's Ferry Bank
Pleasantly different.


Slade's Ferry
MA
4.80%
4.30%
3.80%
3.30%
2.80%
2.30%
3.39%
2.35%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Financial Results for Six Months

Slade's Ferry Bank
Pleasantly different.

	06/30/06
Net income	$1.5 mm
Earnings per Share (Assuming Dilution)	$0.37
Book Value per Share	$11.97
Net Interest Margin	3.31%

2005 Dividends Per Share

Slade's Ferry Bank
Pleasantly different.

	Slade's Ferry	Peer Group
Dividend Payout Ratio	36.84%	25.77%
Dividend Yield	1.83%	1.27%

Book & Market Value Per Share

Slade's Ferry Bank
Pleasantly different.



+ 14.5 %
2002 - 2005
+ 47.5 %
2002 - 2005
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$10.32
$11.82
$13.36
$19.70
Book
Market
2002
2005

US Banker
Top 25 Women in Banking

Slade's Ferry Bank
Pleasantly different.


Special Issue
usBanker
25 Women to Watch
Beltway Power Players
Voices of Influence
THE MOST POWERFUL WOMEN IN BANKING

The Beginning

Slade's Ferry Bank
Pleasantly different.

- 2002 Board of Directors set new direction for the Bank
- September 2002 Lenz hired
- Her goals were to improve:
  - Asset quality
  - Policies and Procedures
  - Strategic planning process
  - Corporate Governance
  - Financial performance
  - And enhance technology

Drivers to Success

Slade's Ferry Bank
Pleasantly different.

- Develop and Implement Strategic Plan
- Enhanced Customer Service Platform
- Improve performance at all levels of the organization
- Growth
- Deliver Results

The Results

Slade's Ferry Bank

Pleasantly different.



Assonet Branch

Slade's Ferry Bank
Pleasantly different.


Slade's Ferry Bank

Three Year Results

Growth in assets ($ in millions)

Slade's Ferry Bank
Pleasantly different.



+ 25.0 %
2003 - 2005
$600
$500
$400
$300
$200
$100
$0
$439.2
$549.4
$585.9
2003
2004
2005

Three Year Results

Slade's Ferry Bank
Pleasantly different.

Growth in Non-Interest Expense ($ in thousands)


+ 9.7 %
2003 - 2005
$14,000
$13,800
$13,600
$13,400
$13,200
$13,000
$12,800
$12,600
$12,400
$12,200
$12,000
$12,669
$12,785
$13,896
2003
2004
2005

Three Year Results

Slade's Ferry Bank
Pleasantly different.

Growth in Net Income ($ in millions)



$5
$4
$3
$2
$1
$0
+ 48.2%
2003 - 2005
$2.7
$3.6
$4.0
2003
2004
2005

Financial Summary
2003-2005

Slade's Ferry Bank
Pleasantly different.

- Income increased 48.2%
- Total Assets increased 33.4%
- Total Gross Loans increased 23.3%
- Commercial Loans Originations increased 61.3%
- Average Commercial Loan Size increased 99.2%
- Total Deposits increased 24.8%

Financial Summary
2003-2005

Slade's Ferry Bank
Pleasantly different.

- Diluted Earnings Per Share increased 44.8%
- Efficiency Ratio decreased 9.3%
- Book Value increased 11.0%
- Market Value increased 47.5%

Making Our Mark in MA

Slade's Ferry Bank
Pleasantly different.

2005 GLOBE 100 17th year
The Best of Massachusetts Business
▸ Index of Coverage ▸ Globe 100 Chart

- Currently ranked 93 for 2006
- Improved to 93 in 2005
- Ranked 98 in 2004
- Top 100 Publicly Traded Companies in MA

Making Our Mark in RI

Providence Journal – 5/28/06


SPECIAL REPORT
HASBRO
GTECH
BANCORP R.I.
LIN TV
CAPITAL PROPERTIES
CVS
WASHINGTON TRUST
IMPACT
50

Looking Forward

Slade's Ferry Bank
Pleasantly different.


Slade's Ferry Bank
Pleasantly different.

Looking Forward
(continued)

Slade's Ferry Bank
Pleasantly different.

- Provide consumers direct access to management
- Ask for the business
- Consistently review impact on:
  - Community
  - Customers
  - Shareholders
  - Employees

Slade's Ferry Bank

Pleasantly different.

2006 KBW Honor Roll